Exhibit 99.2 DC-806: Phase 1 Topline Results October 11, 2022

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements and information relating to DICE Therapeutics, Inc. within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements, as these statements are based upon our current expectations, forecasts, and assumptions and are subject to significant risks and uncertainties. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “predict,” “potential” and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, and the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described in under the heading “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 11, 2022, and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward- looking statements. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this prospectus to conform these statements to actual results or to changes in our expectations, except as required by law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. This presentation also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross-study comparisons are directional and may not be directly comparable. © DICE Therapeutics 2022 2

Ground-breaking: clinical demonstration of direct inhibition of a cytokine with a small molecule Advancement to P2b: DC-806 appears to be efficacious and well tolerated with a favorable safety and PK profile; supports further development as potential best-in-class oral agent in psoriasis Oral IL-17 opportunity: potential to expand a $30+ billion market opportunity across five 1 approved indications Platform validation: opportunity to leverage DELSCAPE to develop oral small molecule medicines against other validated protein-protein interactions in immunology 1. 2021 Sales Per Evaluate Pharma © DICE Therapeutics 2022 3

DC-806 allosterically blocks the same biochemical step as the anti-IL-17 antibodies IL-17AA + IL-17 AA + IL-17 AA + ANTIBODY RECEPTOR DC-806 X X PRO-INFLAMMATORY SIGNAL © DICE Therapeutics 2022 4

5 Topline Phase 1 Results DC-806 Tim Lu M.D., Ph.D. Chief Medical Officer © © D DIIC CE E Th The er ra ap pe eu uttic ics s 2 20 02 22 2 5 5

DC-806: potential to be the best-in-class oral agent in psoriasis ✓ DC-806 exhibited a favorable safety and Clean safety profile tolerability profile ✓ DC-806 PK profile enables commercially Convenient dosing viable QD or BID dosing ✓ DC-806 demonstrated clear benefit with Proof of concept to improvement in PASI scores validate DC-806 and oral IL-17 Franchise✓ DC-806 showed target engagement and inhibition of IL-17 signaling PASI: Psoriasis Area and Severity Index | QD: Once daily dosing | BID: Twice daily dosing © DICE Therapeutics 2022 6

Phase 1 study design and dose rationale Healthy Volunteers Psoriasis Patients (4-weeks) SAD Phase 1c Healthy Volunteers: 6:2 (Active:Pbo) MAD 800 mg BID x 28d 800 mg BID x 7d (2:1 Active:Pbo) 800 mg 400 mg BID x 7d 4-fold above IC at trough 90 450 mg 200 mg BID x 7d 200 mg BID x 28d Food (2:1 Active:Pbo) 200 mg 175 mg QD x 7d Effect 6-fold above IC at trough 50 75 mg 25 mg • MAD data indicated that 175 mg QD and 400 mg BID would cover IC and IC , respectively 50 90 • In the P1c, we selected higher doses to explore safety margins and exceed PD targets © DICE Therapeutics 2022 7

Safety Summary © © D DIIC CE E Th The er ra ap pe eu uttic ics s 2 20 02 22 2 8 8

DC-806 demonstrated a favorable safety and tolerability profile All treatment emergent adverse events (TEAEs) classified as mild ✓ (>80%) or moderate; no severe AEs Only three mild drug-related adverse events (AEs) ✓ No clinically significant or consistent alterations in clinical and safety ✓ lab parameters (including liver enzymes and hematology) No dose/exposure-dependent increases in AEs ✓ No treatment related discontinuations ✓ No serious adverse events (SAEs) reported ✓ • Ability to achieve a 4-fold IC90 coverage at trough for at least 28 days with favorable safety profile • Overall safety profile to date suggests a well-tolerated oral drug that should not require laboratory safety monitoring © DICE Therapeutics 2022 9

DC-806 demonstrated a favorable safety and tolerability profile in P1: TEAEs occurring in ≥ 2 subjects in SAD/MAD No dose/exposure-dependent increases in number, severity or types of AEs SAD 25 mg 75 mg 200 mg 200 mg 450 mg 800 mg Overall Placebo Preferred Term, N=6 N=6 N=6 N=6 (Fed) N=6 N=6 DC-806 N=10 Subjects (%) N=36 Headache 1 (16.7) 0 1 (16.7) 0 0 0 2 (6.7) 0 Medical device site 1 (16.7) 0 0 (16.7) 1 (16.7) 0 0 2 (6.7) 1 (10.0) reaction* MAD Overall 175 mg QD 200 mg BID 400 mg BID 800 mg BID Placebo Preferred Term, DC-806 N=6 N=6 N=6 N=6 N=8 Subjects (%) N=24 Headache 1 (16.7) 1 (16.7) 1 (16.7) 1 (16.7) 4 (16.7) 0 Medical device site reaction* 0 0 0 1 (16.7) 1 (4.2) 3 (37.5) Nausea 0 0 1 (16.7) 1 (16.7) 2 (8.3) 0 *rash due to Holter/ECG electrode placement © DICE Therapeutics 2022 10

DC-806 demonstrated a favorable safety and tolerability profile in P1: TEAEs occurring in ≥ 2 patients in Phase 1c No dose/exposure-dependent increases in number, severity or types of AEs Preferred Term, DC-806 DC-806 Overall Placebo Subjects (%) 200 mg BID 800 mg BID DC-806 N=11 N=13 N=8 N=21 Headache 4 (30.8) 2 (25.0) 6 (28.6) 1 (9.1) Abdominal discomfort 1 (7.7) 1 (12.5) 2 (9.5) 0 COVID-19 2 (15.4) 1 (12.5) 3 (14.3) 0 Tonsillitis 0 0 0 2 (18.2) Skin abrasion 2 (15.4) 0 2 (9.5) 0 © DICE Therapeutics 2022 11

All hepatic enzymes remained within normal limits throughout 28-day treatment period Safety follow up Safety follow up 50 50 40 40 30 30 20 20 10 10 BD-2 Absolute Values 0 Placebo 0 0 7 14 21 28 35 42 0 7 14 21 28 35 42 DC-806 200mg BID Time (Day) Time (Day) DC-806 800mg BID Safety follow up Safety follow up 6000 100 50 5000 80 40 4000 60 30 3000 40 20 2000 20 10 1000 0 0 0 7 14 21 28 35 42 0 7 14 21 28 35 42 0 7 14 21 28 Time (Day) Time (Day) Time (Day) © DICE Therapeutics 2022 12 Serum BD-2 Level (pg/mL) AST (IU/L) ALP (IU/L) Total Bilirubin (umol/L) ALT (IU/L)

PK Summary: SAD / MAD / Phase 1c © © D DIIC CE E Th The er ra ap pe eu uttic ics s 2 20 02 22 2 13 13

DC-806 PK profile enables commercially viable dosing Summary of single ascending dose data 10000 10000 800 mg 200mg Fasted 450 mg 200mg Fed 200 mg 1000 75 mg 1000 25 mg 100 100 IC90 IC90 10 10 IC50 IC50 LLOQ 1 1 LLOQ 0 6 12 18 24 30 36 0 6 12 18 24 30 36 Time (hr) Time (hr) • DC-806 is rapidly absorbed, peak plasma concentrations ~0.5-2hrs • PK was approximately dose proportional • Minimal food effect, enabling flexible dosing for outpatient treatment © DICE Therapeutics 2022 14 Plasma DC-806 Concentration (ng/mL) Plasma DC-806 Concentration (ng/mL)

DC-806 PK profile enables commercially viable dosing: Summary of multiple ascending dose data Last Dosing Day First Dosing Day 10000 10000 MAD 800mg BID Mean 800mg BID MAD 400mg BID Mean 400mg BID MAD 200mg BID Mean 200mg BID MAD 175mg QD 1000 1000 Mean 175mg QD 100 100 IC90 IC90 10 10 IC50 IC50 LLOQ LLOQ 1 1 6.0 6.1 6.2 6.3 6.4 6.5 0.0 0.1 0.2 0.3 0.4 0.5 Time (Day) Time (Day) • Low PK variability within cohorts • P1c cohorts evaluated 200mg BID (6x IC at trough) and 800mg BID (4x IC at trough) 50 90 © DICE Therapeutics 2022 15 Plasma DC-806 Concentration (ng/mL) Plasma DC-806 Concentration (ng/mL)

DC-806 PK profile enables commercially viable dosing Summary of Phase 1c data in patients Group Mean (SD) PK DC-806 200mg BID 10000 DC-806 800mg BID 1000 100 IC90 IL17AA 10 IC50 IL17AA 1 0.0 0.2 0.4 0.5 1 8 15 22 28 Time (Days) • PK in psoriasis patients was consistent with healthy volunteer PK, with consistent trough levels over 28 days after achievement of steady state around day 3 © DICE Therapeutics 2022 16 DC-806 Plasma Concentration (ng/mL)

PK profile of DC-806 supports commercially viable dosing Daily target coverage of IL-17 AA (hours) at steady state (MAD day 7) Dose Regimen IC IC 50 90 175mg QD 24 12 200mg BID 24 18 400mg BID 24 24 800mg BID 24 24 • One pill, once a day to cover IC 50 • One pill, twice a day to cover IC 90 © DICE Therapeutics 2022 17

Phase 1c: Clinical Proof of Concept © © D DIIC CE E Th The er ra ap pe eu uttic ics s 2 20 02 22 2 18 18

Phase 1c patient disposition No treatment-related discontinuations DC-806 DC-806 Placebo 200mg BID 800mg BID N=11 N=13 N=8 Subjects who completed the study, n (%) 10 (90.9) 10 (76.9) 7 (87.5) Subjects who prematurely discontinued study, n (%) 1 (9.1) 3 (23.1) 1 (12.5) Reason, n (%) b,c Adverse Event/Other Medical Condition/COVID 0 2 (15.4) 0 a e Withdrawal of Informed Consent 1 (9.1) 0 1 (12.5) d Investigator Decision 0 1 (7.7) 0 a Withdrew consent due to psoriasis exacerbation (Day 7) b Withdrew due to left leg cellulitis (Day 22, not treatment related) c Withdrew due to COVID19 (Day 21, not treatment related) d Non-compliance with study drug (Day 23) e Withdrew consent due to COVID19 (Day 29, not treatment related) – unable to continue with study visits © DICE Therapeutics 2022 19

Baseline demographics and disease characteristics Mild – moderate patient population enrolled DC-806 DC-806 Placebo 200mg BID 800mg BID N=11 N=13 N=8 Age in years, mean (SD) 38.5 (10.9) 41.8 (12.8) 47.0 (13.3) Male, n (%) 9 (81.8) 9 (69.2) 8 (100) Race, n (%) White 11 (100) 10 (76.9) 8 (100) Asian 0 3 (23.1) 0 Weight in kg, mean (SD) 88.8 (18.3) 88.9 (17.0) 82.2 (15.0) PASI Score, mean (SD) 7.15 (1.6) 6.08 (3.0) 6.74 (2.2) Percent BSA involvement, mean % (SD) 8.52 (4.3) 6.98 (4.5) 8.49 (7.0) BID = twice daily; PASI = Psoriasis Area and Severity Index; BSA = Body surface area; PGA = Physician Global Assessment © DICE Therapeutics 2022 20

DC-806 demonstrated clear benefit with reductions in PASI scores Placebo (%) (%) (%) DC-806 200mg BID 20 Safety Follow-up 20 60 DC-806 800mg BID 0 40 0 13.3% 13.3% 15.1% 20 -20 15.1% -20 0 -40 -40 43.7%* 43.7% * -20 P<0.001 -60 -60 1 8 15 22 29 36 43 1 8 15 22 29 36 43 Placebo 200mg BID 800mg BID Time (Day) Time (Day) *Exploratory p = 0.0008 © DICE Therapeutics 2022 21 Mean PASI Score PASI Score (%Change from BL) (%Change from BL) PASI (% Improvement from BL)

Visual improvements in psoriasis PASI 6.8 to 3 in 28 days Baseline Day 29 © DICE Therapeutics 2022 22

DC-806 demonstrated competitive efficacy profile at 4-weeks 1 4-Week PASI Improvement by Oral Agent 60 Legend # Total 48 # Pbo 44 # Pbo-adjusted 40 - 43 40 36 - 37 13 26 17 - 18 13 20 30 22 - 26 23 - 24 22 0 Otezla Sotyktu NDI-034858 30mg QD DC-806 800mg BID Mechanism PDE4 TYK2 TYK2 IL-17 1. OTEZLA P3 trials (ESTEEM-1 & ESTEEM-2; N=834), SOTYKTU P3 trials (POETYK PSO-1 & POETYK PSO-2; N=843), NDI-034858 P1 trial (AAD 2022; N=5), DC-806 P1 trial (N=7) © DICE Therapeutics 2022 23 PASI (% Improvement from BL)

Phase 1c: Biomarker Analysis © © D DIIC CE E Th The er ra ap pe eu uttic ics s 2 20 02 22 2 24 24

Biomarkers confirmed dose-dependent target engagement and biological activity • Well established IL-17 biomarkers are more sensitive and quantitative than clinical endpoints • Changes in IL-17 biomarkers can precede changes in clinical endpoints 1 IL-17A Serum Levels Beta Defensin-2 • An increase in IL-17A serum levels • Psoriasis patients have elevated levels of demonstrate target engagement, and are BD-2, an antimicrobial peptide secreted associated with effective treatment with by keratinocytes in inflamed skin anti-IL-17 antibodies • A decrease in BD-2 levels have been shown to correlate with biological activity 1. Kolbinger et al., JACI 2017 © DICE Therapeutics 2022 25

Counterintuitive increases in serum IL-17A is a measure of target engagement



Receptor Mediated Clearance
IL-17 Dimer
Renal Clearance
Pro-inflammatory signal
IL-17 Receptor
Cell Membrane
Receptor-IL-17 complex endocytosed
IL-17 binding to receptor
IL-17 filtered in kidneys
IL-17 excreted in urine

Therapeutic Agent	IL-17 Complex	Receptor Mediated Clearance	Renal Clearance	IL-17A Serum Buildup
Secukinumab (Binds to cytokine)	IL-17 + mAb	↓	↓	↑↑↑
Brodalumab (Binds to receptor)	IL-17	↓	—	↑
DC-806	IL-17 + SM	↓	—	↑

© DICE Therapeutics 2022 26

Dose-dependent increases in serum IL-17A Confirmed target engagement at both doses IL-17A level in DC-806101 Study 10 Placebo DC-806 200mg BID 8 DC-806 800mg BID 6 4 2 0 -2 0.0 0.5 1.0 7 14 21 28 Time (Day) © DICE Therapeutics 2022 27 Serum IL-17A Level (pg/mL)

DC-806 increased serum IL-17A to levels comparable to brodalumab

DC-806 Treatment


Serum Mean IL-17A Level (pg/mL)
10
8
6
4
2
0
-2
0.0
0.5
1.0
7
14
21
28
Time (Day)
Placebo
DC-806 200mg BID
DC-806 800mg BID

Brodalumab Treatment[1]


Serum Mean IL-17A Level (pg/mL)
10
8
6
4
2
0
-2
0
2
3
7
14
21
28
Time (Day)
Brodalumab 140mg SC
Brodalumab 210mg SC

1. Brodalumab BLA

© DICE Therapeutics 2022 28

Dose-dependent reductions in beta defensin-2 Confirmed inhibition of IL-17 signaling BD-2 Absolute Values Placebo BD-2 Absolute Values Place Db C o-806 200mg BID DC-8 D 0C 6 -2 80 00 6m 8g 0 0 B m ID g BID 6000 DC-806 800mg BID 6000 5000 5000 4000 4000 3000 3000 2000 2000 1000 1000 0 7 14 21 28 0 7 1T 4ime (Day)21 28 © DICE Therapeutics 2022 29 Time (Day) Serum BD-2 Level (pg/mL) Serum BD-2 Level (pg/mL)

DC-806 demonstrated a reduction in beta defensin-2 comparable to secukinumab 1 DC-806 Treatment Secukinumab Treatment BD-2 Absolute Values Placebo BD-2 Absolute Values Place Db C o-806 200mg BID DC-8 D 0C 6 -2 80 00 6m 8g 0 0 B m ID g BID 6000 DC-806 800mg BID 6000 5000 5000 4000 4000 3000 3000 2000 2000 1000 1000 0 7 14 21 28 0 7 14 21 28 Time (Day) Time (Day) • Both DC-806 and secukinumab rapidly decrease beta defensin-2 levels within one to two weeks 1. Kolbinger et al., 2017 © DICE Therapeutics 2022 30 Serum BD-2 Level (pg/mL) Serum BD-2 Level (pg/mL)

Key takeaways from DC-806 Phase 1c efficacy results Clinical demonstration of a small molecule blocking a cytokine; ✓ same mechanism of action as marketed antibodies Both doses are biologically active and show comparable biomarker ✓ activity to IL-17 antibodies 4-week efficacy data suggests potential to be PoC ✓ best oral in psoriasis Achieved Validated mechanism of action provides confidence that efficacy will ✓ continue to improve in a 12-week study What will DC-806 look like in a Phase 2 population with higher disease burden? ? © DICE Therapeutics 2022 31

Clinical response maintained in patients with higher disease burden Total Enrolled Population Patients with Baseline PASI ≥ 6 (%) (%) 60 60 40 40 20 20 0 0 -20 -20 Placebo 200mg BID 800mg BID Placebo 200mg BID 800mg BID PASI PASI 11.0% 31.4% 47.0% 13.3% 15.1% 43.7% (% Change) (% Change) © DICE Therapeutics 2022 32 PASI (% Improvement from BL) PASI (% Improvement from BL)

DC-806: potential to be the best-in-class oral agent in psoriasis ✓ DC-806 exhibited a favorable safety and Clean safety profile tolerability profile ✓ DC-806 PK profile enables commercially Convenient dosing viable QD or BID dosing ✓ DC-806 demonstrated clear benefit with Proof of concept to improvement in PASI scores validate DC-806 and oral IL-17 Franchise✓ DC-806 showed target engagement and inhibition of IL-17 signaling PASI: Psoriasis Area and Severity Index | QD: Once daily dosing | BID: Twice daily dosing © DICE Therapeutics 2022 33

34 Next Steps and Differentiation © © D DIIC CE E Th The er ra ap pe eu uttic ics s 2 20 02 22 2 34 34

Next steps: continue to execute against our stated oral IL-17 franchise strategy DC-806 Strategy • P2b start anticipated 1H 2023 • Adults with moderate-to-severe psoriasis (PASI ≥ 12) • 12-week dosing period • Multiple doses exploring QD and BID dosing vs. placebo Phase 1 PoC • Goal: Evaluate efficacy and safety at 12-weeks; Achieved Psoriasis determine optimal dose for Phase 3 trials DC-853 (Fast-Follower) Strategy • P1 data anticipated in 2H23 • PoC from DC-806 will allow us to accelerate development of DC-853 and skip P1c in psoriasis patients © DICE Therapeutics 2022 35

PK profile of DC-806 supports commercially viable dosing Daily target coverage of IL-17 AA (hours) at steady state (MAD day 7) Dose Regimen IC IC 50 90 175mg QD 24 12 200mg BID 24 18 400mg BID 24 24 800mg BID 24 24 • One pill, once a day to cover IC 50 • One pill, twice a day to cover IC 90 © DICE Therapeutics 2022 36

DC-806 demonstrated improved PASI response in patients with higher disease burden

4-Week PASI Improvement by Oral Agent[1]



PASI (% Improvement from BL)
60
40
20
0
36 - 37
13
23 - 24
40 - 43
17 - 18
22 - 26
48
26
22
44
13
30
47
11
36
Otezla
Sotyktu
NDI-034858 30mg QD
DC-806 800mg BID
DC-806 800mg BID
Legend
Total
Pbo
Pbo-adjusted

	Otezla	Sotyktu	NDI-034858 30mg QD	DC-806 800mg BID	DC-806 800mg BID
Mechanism	PDE4	TYK2	TYK2	IL-17	IL-17
Pt. Pop	Mod/Sev (PASI ≥ 12)	Mod/Sev (PASI ≥ 12)	Mod/Sev (PASI ≥ 12)	Mild/ Mod	Mod (PASI ≥ 6)

1. OTEZLA P3 trials (ESTEEM-1 & ESTEEM-2; N=834), SOTYKTU P3 trials (POETYK PSO-1 & POETYK PSO-2; N=843), NDI-034858 P1 trial (AAD 2022; N=5), DC-806 P1 trial (Mild/mod; N=7, PASI ≥ 6; N=5)

© DICE Therapeutics 2022
37

Oral IL-17 inhibition: potential to combine best modality with best mechanism 1 2,3 Potential for Superior Efficacy Potential for Broadest Use Placebo rates 12-16 week data Rx Sotyktu Cosentyx injectables 100 Considerations (oral) (injectable) 77 - 90 2 - 7 Target TYK2 IL-17 80 orals 71 - 80 7 - 19 Screen for TB Screen for TB 60 54 - 59 Tuberculosis (Observed (TB not observed) 9 - 13 active TB) 40 Monitor liver 72 - 87 29 - 33 Lab Monitoring enzymes, serum -- 61 - 64 5 - 6 triglycerides, CPK 44 - 46 20 JAK warning IBD 23 - 28 Other language Contraindication 0 PDE4 TYK2 IL-17 TNFα 1. IL-17 P3 trials (FIXTURE & UNCOVER-2; N=1306), TNF-α P3 trials (REVEAL & CHAMPION; N=1483), TYK2 P3 trials (POETYK PSO-1 & POETYK PSO-2; N=1686), PDE4 P3 trials (ESTEEM-1 & ESTEEM-2; N=1257) 2. SOTYKTU label, COSENTYX label © DICE Therapeutics 2022 38 3. Kelsey et al. Dermatology Online Journal. 2018 % PASI 75

Q&A investors@dicetx.com © DICE Therapeutics 2022 | All Rights Reserved.